UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2010

Alterra Capital Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Alterra House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2010, Alterra Capital UK Limited, a wholly owned subsidiary of Alterra Capital Holdings Limited, as Account Party and Applicant, and Alterra Capital Holdings Limited, as Guarantor, entered into an Amending and Restating Agreement Relating to a Credit Facility Agreement dated 13 October 2008 (the "A&R Facility") with the Banks and Financial Institutions listed on the Schedules thereto, as Banks, and ING Bank N.V., London Branch as Agent, Issuing Bank and Security Trustee, as previously amended.

The A&R Facility decreases from up to GBP 90 million to up to GBP 60 million for the issuance of letters of credit to provide funds at Lloyd’s to support Lloyd’s syndicate commitments and will continue to be partially secured by investment and cash collateral.

The A&R Facility is fully secured and decreases certain commissions and fees paid by Alterra Capital UK Limited, including, among other commissions and fees, fees paid on outstanding letters of credit and fees paid on undrawn commitments, and modifies certain additional terms.

The foregoing summary is qualified in its entirety by reference to the A&R Facility, a copy of which is attached hereto as Exhibit 10.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective as of December 22, 2010, the Registrant amended and restated the Alterra Capital Holdings Limited 2008 Stock Incentive Plan (the "2008 Plan"), the Alterra Capital Holdings Limited 2006 Equity Incentive Plan (the "2006 Plan") and the Alterra Capital Holdings Limited 2000 Stock Incentive Plan (the "2000 Plan") (collectively, the "Plans"). The amendments to the Plans include (i) changes designed to bring the Plans into alignment with RiskMetrics/ISS best practice; (ii) providing the Company’s Board of Directors (the "Board") with the ability to delegate its authority to make certain amendments or modifications to the Plans to the Compensation Committee; (iii) making Bermuda the governing law for each of the Plans; (iv) conforming the definitions of "Cause" and "Change in Control" in the 2006 Plan to the definitions contained in the 2008 Plan; and (v) other immaterial revisions. A copy of each Plan, as amended, is filed herewith as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to such exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alterra Capital Holdings Limited

December 22, 2010	By:	Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amending and Restating Agreement Relating to a Credit Facility Agreement, dated as of December 16, 2010, by and among Alterra Capital Holdings Limited, as Account Party and Applicant, Alterra Capital Holdings Limited, as Guarantor, the Banks and Financial Institutions listed on the Schedules thereto, as Banks and ING Bank N.V., London Branch as Agent, Issuing Bank and Security Trustee.
10.2	Alterra Capital Holdings Limited 2008 Stock Incentive Plan.
10.3	Alterra Capital Holdings Limited 2006 Equity Incentive Plan.
10.4	Alterra Capital Holdings Limited 2000 Stock Incentive Plan.